EXECUTION COPY

Ruby Tuesday, Inc.

First Amendment
Dated as of December 1, 2010

to

Amended and Restated Note Purchase Agreement
Dated as of May 21, 2008

Re:
Amended and Restated Senior Notes, Series B, due April 1, 2013

First Amendment to Amended and Restated Note Purchase Agreement

This First Amendment dated as of December 1, 2010 (the or this “Amendment”) to that certain Amended and Restated Note Purchase Agreement dated as of May 21, 2008 is between Ruby Tuesday, Inc., a Georgia corporation (the “Company”), and each of the institutional investors listed on the signature pages hereto (collectively, the “Noteholders”):

Recitals:

A.           The Company and each of the Purchasers (as defined in the hereinafter defined Original Note Purchase Agreement) heretofore entered into that certain Note Purchase Agreement dated as of April 1, 2003 (as amended by that certain First Amendment dated as of October 1, 2003 and that certain Second Amendment dated as of November 30, 2007, the “Original Note Purchase Agreement”).  The Original Note Purchase Agreement was amended and restated pursuant to that certain Amended and Restated Note Purchase Agreement dated as of May 21, 2008 (the “Amended and Restated Note Purchase Agreement”).  Pursuant to the Amended and Restated Note Purchase Agreement, the Company has presently outstanding $44,442,188.19 aggregate principal amount of its Amended and Restated Senior Secured Notes, Series B, due April 1, 2013 (the “Original Notes”).  The Noteholders are the holders of 100% of the outstanding principal amount of the Original Notes.

B.           The Company and the Noteholders now desire to amend the Amended and Restated Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.           Capitalized terms used herein shall have the respective meanings ascribed thereto in the Amended and Restated Note Purchase Agreement unless herein defined or the context shall otherwise require.

D.           All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. Amendments.

1.1.  All references in the Amended and Restated Note Purchase Agreement to “Amended and Restated Senior Secured Note” and “Amended and Restated Senior Secured Notes” shall be and are hereby amended to read, respectively, as “Amended and Restated Senior Note” and “Amended and Restated Senior Notes”.

1.2.  The title of Section 2 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended in its entirety to read “Guaranty Agreement; Tax Classification of Notes.”

1.3.  Section 2.1 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended to delete the reference to “, under the Collateral Documents” contained therein.

1.4.  Section 2.2 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

           Section 2.2.[Intentionally Omitted].

1.5.  Section 5.20 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by inserting the following sentence at the end thereof:

The obligations of the Company under the Bank Credit Agreement are unsecured Debt and the Bank Credit Agreement does not contain any covenants or defaults, taken as a whole, that are materially more restrictive than those contained in this Agreement.

1.6.  Section 5.21 of the Amended and Restated Note Purchase Agreement shall be and is hereby deleted in its entirety.

1.7.  Section 7.1(c) of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by deleting the reference to “FASB Interpretation 46(R) (“FIN 46R”)” and inserting “FASB Accounting Standards of Codification No. 810, as amended,” in lieu thereof.

1.8.  Section 8.7(h) of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(h)“Change in Control” shall mean the occurrence of one or more of the following events: (1) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder in effect on the date hereof); (2) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) of 30% or more of the outstanding shares of the voting stock of the Company; (3) during any period of 24 consecutive months, a majority of the members of the board of directors of the Company cease to be composed of individuals who were either (i) directors of the Company on the First Amendment Effective Date or (ii) elected to the board of directors or nominated for election to the board of directors of the Company by the board of directors (or a duly constituted committee thereof) of the Company with the approval of at least a majority of the directors who were directors on the First Amendment Effective Date or whose election or nomination for election was previously so approved or (4) the occurrence of a “Change in Control” under and as defined in the Bank Credit Agreement.

1.9.  Section 8.8 of the Amended and Restated Note Purchase Agreement shall be and is hereby deleted in its entirety.

1.10.    Section 9.7 of the Amended and Restated Note Purchase Agreement shall be and is hereby deleted in its entirety.

1.11.    Section 9.8 of the Amended and Restated Note Purchase Agreement shall be and is hereby deleted in its entirety.

1.12.    Section 10.1 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

            Section 10.1. Fixed Charges Coverage Ratio.  The Company will not, at any time, permit the Fixed Charges Coverage Ratio to be less than:

Period	Ratio
From and after December 1, 2010 to and including February 28, 2012	2.25 to 1.00
Thereafter	2.50 to 1.00

1.13.    Section 10.2 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 10.2. Adjusted Total Debt to Consolidated EBITDAR Ratio.  The Company will not, at any time, permit the ratio of Adjusted Total Debt to Consolidated EBITDAR for the then most recently ended period of four consecutive fiscal quarters of the Company to be greater than:

Period	Ratio
From and after December 1, 2010 to and including March 1, 2011	3.75 to 1.00
From and after March 2, 2011 to and including February 28, 2012	3.50 to 1.00
Thereafter	3.25 to 1.00

1.14.    Section 10.4 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by amending clauses (b) and (c) thereof to read as set forth below:

(b)[intentionally omitted];

(c)unsecured Debt of the Company and the Guarantors under the Bank Credit Agreement in an aggregate principal amount not to exceed $500,000,000; provided that the covenants and defaults, taken as a whole, contained in the Bank Credit Agreement or a successor agreement thereto or any related documentation are not materially more restrictive than those contained in this Agreement;

1.15.    Section 10.5 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by (a) inserting “and” at the end of clause (i) thereof, (b) deleting “; and” at the end of clause (j) thereof and inserting “.” in lieu thereof and (c) deleting clause (k) thereof in its entirety.

1.16.    Section 10.7 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by (a) deleting clause (f) thereof in its entirety and (b) amending and restating clauses (d) and (e) thereof to read as set forth below:

(d)the sale of any assets pertaining to Ruby Tuesday units pursuant to the Company’s Traditional Franchisee program and/or Franchise Partner Program, provided that the aggregate book value of the units sold pursuant to this Section 10.7(d) subsequent to the First Amendment Effective Date shall not exceed $50,000,000 in the aggregate in any fiscal year and/or $150,000,000 in the aggregate during the term of this Agreement; provided, however, that no Default or Event of Default has occurred and is continuing or would occur as a result of such transaction; and

(e)sales of assets of the Company and its Restricted Subsidiaries pursuant to Sale and Leaseback Transactions with an aggregate book value, when aggregated with all other such sales since the First Amendment Effective Date pursuant to Sale and Leaseback Transactions, not exceeding $150,000,000 on the date of such transfer; provided, that no Default or Event of Default has occurred and is continuing or would occur as a result of such transaction.

1.17.    Section 10.11 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 10.11.[Intentionally Omitted].

1.18.    Section 10.12 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by (a) amending and restating clauses (c), (g), (h) and (j) thereof to read as set forth below and (b) inserting a new clause (k) and (l) at the end thereof to read as set forth below:

(c)Guaranties of (i) Franchisee Loans (under and as defined in the Bank Credit Agreement (as in effect on the First Amendment Effective Date)) in an amount not to exceed $50,000,000 in the aggregate at any one time outstanding and (ii) other Debt in an amount not to exceed $25,000,000 in the aggregate at any one time outstanding;

(g)Investments in franchise operators through the Franchise Partner Program; provided, that (i) no Default or Event of Default shall have occurred and be continuing before or after giving effect to such Investment, (ii) the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis after giving effect to such Investment is less than 3.25 to 1.0 and (iii) the Company shall have at least $50,000,000 of unrestricted cash on its balance sheet and/or availability under the revolving credit facility under the Bank Credit Agreement after giving effect to such Investment;

(h)Investments in franchise operators through the Traditional Franchisee program pursuant to the purchase option agreements entered into with those operators; provided, that (i) no Default or Event of Default shall have occurred and be continuing before or after giving effect to such Investment, (ii) the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis after giving effect to such Investment is less than 3.25 to 1.0 and (iii) the Company shall have at least $50,000,000 of unrestricted cash on its balance sheet and/or availability under the revolving credit facility under the Bank Credit Agreement after giving effect to such Investment;

(j)Acquisitions by the Company or any Restricted Subsidiary meeting the following requirements (each such Acquisition constituting a “Permitted Acquisition”):

(i)as of the date of the consummation of such Acquisition, no Default or Event of Default shall have occurred and be continuing or would result from such Acquisition, and the representations and warranties contained herein shall be true both before and after giving effect to such Acquisition;

(ii)such Acquisition is consummated on a non-hostile basis pursuant to a negotiated acquisition agreement approved by the board of directors or other applicable governing body of the seller or entity to be acquired, and no material challenge to such Acquisition shall be pending or threatened by any shareholder or director of the seller or entity to be acquired;

(iii)the business to be acquired in such Acquisition is similar or related to one or more of the lines of business in which the Company and its Subsidiaries are engaged on the Effective Date;

(iv)as of the date of consummation of such Acquisition, all material approvals required in connection therewith shall have been obtained;

(v)the Company shall have delivered to each holder of Notes not less than five days prior to the consummation of such Acquisition a pro forma compliance certificate demonstrating that the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis (after giving effect to such Acquisition) is less than 3.25 to 1.0; and

(vi)the Company has at least $50,000,000 of unrestricted cash on its balance sheet and/or availability under the revolving credit facility under the Bank Credit Agreement after giving effect to such Acquisition.

(k)Investments in Equity Interests of the Company to the extent permitted under Section 10.13; and

(l)Investments in joint ventures not to exceed $25,000,000 in the aggregate at any one time outstanding.

1.19.    Section 10.13 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 10.13. Restricted Payments.  The Company will not, and will not permit its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that:

(a)each Restricted Subsidiary may make Restricted Payments to the Company or any Guarantor;

(b)the Company and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in the Equity Interests of such Person; and

(c)the Company may pay cash dividends on, and make cash redemptions of, the Equity Interests of the Company; provided, that (i) no Default or Event of Default shall have occurred and be continuing before or after giving effect to the payment of such dividend or redemption, (ii) the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis after giving effect to the payment of any such dividend or redemption is less than 3.25 to 1.0 and (iii) the Company has at least $50,000,000 of unrestricted cash on its balance sheet and/or availability under the revolving credit facility under the Bank Credit Agreement after giving effect to the payment of such dividend or redemption.

1.20.    Section 10.14 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 10.14. Prepayment of Other Debt, Etc.  The Company will not make (or give any notice with respect thereto), or permit any Subsidiary to make (or give notice with respect thereto), (1) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Debt, including without limitation Debt under the Bank Credit Agreement (provided, that the Company may make payments or prepayments of amounts outstanding under the Bank Credit Agreement which do not reduce the committed amount thereunder) except Debt under the Notes and (2) any voluntary reduction in the committed amount under the Bank Credit Agreement; provided, however, that the Company may (a) prepay Debt under the Bank Credit Agreement and reduce the committed amount thereunder so long as no Default or Event of Default shall have occurred and be continuing before and after giving effect to such prepayment and such reduction of committed amount and (b) prepay Debt of the Company or a Guarantor assumed in connection with a Permitted Acquisition so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the prepayment of such Debt.

1.21.    Clause (f) of Section 11 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by (a) deleting each reference to “$10,000,000” contained therein and inserting “$25,000,000” in lieu thereof and (b) deleting the final provided however clause thereof.

1.22.    Clause (i) of Section 11 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by deleting the reference to “$10,000,000” contained therein and inserting “$25,000,000” in lieu thereof.

1.23.    Section 11 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by (a) deleting clause (k) thereof in its entirety and (b) renumbering clause (l) to be clause (k).

1.24.    Section 12.4 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by deleting the reference to “by any Note, by the Subsidiary Guaranty or by any Collateral Document” and inserting “by any Note or by the Guaranty Agreement” in lieu thereof.

1.25.    Section 15.1 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by (a) deleting each reference to “the Guaranty Agreement, the Notes or any Collateral Document” and inserting “the Guaranty Agreement or the Notes” in lieu thereof, and (b) deleting the reference to “by the Notes, by the Guaranty Agreement and by the Collateral Documents” and inserting “by the Notes and by the Guaranty Agreement” in lieu thereof .

1.26.    Section 15.2 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 15.2. Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Guaranty Agreement or the Notes, and the termination of this Agreement and the Guaranty Agreement.

1.27.    Section 17.1 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 17.1. Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any holder of a Note unless consented to by such holder in writing and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or (3) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

1.28.    Section 17.3 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by deleting the reference to “under any Note, under the Guaranty Agreement or under any Collateral Document” and inserting “under the Guaranty Agreement or under any Note” in lieu thereof.

1.29.    Section 20 of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by deleting the reference to “this Agreement, the Guaranty Agreement and the Collateral Documents” contained in clause (8)(iv) thereof and inserting “this Agreement and the Guaranty Agreement” in lieu thereof.

1.30.    Section 22.6(b) of the Amended and Restated Note Purchase Agreement shall be and is hereby amended by inserting the following new sentence at the end thereof:

“For the avoidance of doubt, for purposes of determining compliance with any financial covenants contained in this Agreement, any election by the Company to measure an item of Debt using fair value (as permitted by Financial Accounting Standards Board ASC 825 and ASC 470-20 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.”

1.31.    Schedule B to the Amended and Restated Note Purchase Agreement shall be and is hereby amended by amending and restating the following definitions to read as follows:

“Bank Credit Agreement” shall mean that certain Revolving Credit Agreement dated as of December 1, 2010 among the Company, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Issuing Bank, Servicer and Swingline Lender, as the same may be amended, supplemented, restated or otherwise modified from time to time, and any credit agreement or other like agreement entered into by the Company which is substantially similar to or replaces the Bank Credit Agreement.

“Consolidated EBITDA” shall mean, with reference to any period, the total of the following calculated (without duplication) for the Company and its Restricted Subsidiaries on a consolidated basis for such period:  (a) Consolidated Net Income; plus (b) (1) Interest Charges (including, without limitation, the interest component of Capital Lease Obligations), (2) income tax expense, (3) depreciation and amortization, (4) payments made by the Company in respect of Guaranties made to support Debt of Franchisees in an aggregate amount not to exceed $15,000,000 during any four fiscal quarter period and $25,000,000 during the term of this Agreement and (5) other non-cash charges, in each case, only to the extent deducted in the determination of Consolidated Net Income for such period.  If, during any period for which Consolidated EBITDA is being determined, the Company or a Restricted Subsidiary has acquired any Person or substantially all of the assets of any Person and, in the case of the acquisition of any Person, such Person is designated a Restricted Subsidiary, then Consolidated EBITDA for such period shall be determined to include the actual historical results of such Person or assets on a pro forma basis.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Guarantor to perform its obligations under the Guaranty Agreement or (d) the validity or enforceability of this Agreement, the Guaranty Agreement or the Notes.

“Note Documents” shall mean, collectively, this Agreement, the Notes, the Subsidiary Guaranty and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

“Restricted Payment” shall mean any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof), or any setting apart of funds or property for any of the foregoing.

1.32.    Schedule B to the Amended and Restated Note Purchase Agreement shall be and is hereby amended by adding the following definition in the proper alphabetical order:

“First Amendment Effective Date” shall mean December 1, 2010.

“Franchisee” shall mean, collectively, a limited liability company or limited partnership in which the Company owns an equity interest pursuant to the Franchise Partner Program.

“Sale and Leaseback Transaction” shall mean, with respect to the Company or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby the Company or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

1.33.   Schedule B to the Amended and Restated Note Purchase Agreement shall be and is hereby amended by deleting the following definition in their entirety:

“Capital Expenditures”

“Collateral”

“Collateral Agent”

“Collateral Documents”

“Consolidated Restaurant Revenues”

“Consolidated Working Capital”

"Excess Cash Flow"

“Excess Cash Flow Amount”

“Franchise Partner Master Facility”

“Intercreditor Agreement”

“Net Cash Proceeds”

“Pledge Agreement”

“Pledged Collateral”

SECTION 2.     Representations and Warranties of the Company.

2.1.    To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Company represents and warrants to the Noteholders that:

(a)   this Amendment has been duly authorized by all requisite corporate action on the part of the Company, duly executed and delivered by the Company and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)     the Amended and Restated Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)   the execution, and delivery of this Amendment and the performance by the Company of this Amendment and the Amended and Restated Note Purchase Agreement, as amended by this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d)   as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

(e)   all the representations and warranties contained in Section 5 of the Amended and Restated Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof; provided that, any representation and warranty that, by its terms speaks as of another specified date shall be made as of such date.

SECTION 3.  Conditions to Effectiveness of this Amendment.

3.1.     Upon satisfaction of each and every one of the following conditions, this Amendment shall become effective as of December 1, 2010 (the “Effective Date”):

(a)   executed counterparts of this Amendment, duly executed by the Company and the holders of all of the outstanding principal of the Original Notes, shall have been delivered to the Noteholders;

(b)   each Guarantor shall have duly executed the Reaffirmation of Guaranty Agreement attached hereto;

(c)   executed counterparts of that certain Notice of Direction and Termination given to the Collateral Agent under the Intercreditor Agreement directing the Collateral Agent to release all Liens and terminate all Collateral Documents securing the Obligations and the obligations under the Bank Credit Agreement, duly executed by each of the parties party thereto;

(d)   the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

(e)   the Company shall have delivered to each Noteholder an executed copy of the Bank Credit Agreement which shall be in form and substance reasonably satisfactory to such Noteholder;

(f)   the Company shall have delivered to each Noteholder an Officer’s Certificate, dated the Effective Date, certifying that the conditions specified in Section 3.1(d) hereof have been fulfilled;

(g)   the Company shall have paid to each Noteholder, by payment in immediately available funds to the account of such Noteholder set forth in Schedule A to the Amended and Restated Note Purchase Agreement or at such other account as such Noteholder shall have specified to the Company in writing for such purpose, an amendment fee in the amount of 0.20% of the aggregate outstanding principal amount of all Notes held by such Noteholder;  and

(h)   the Company shall have paid the reasonable fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

Upon receipt of all of the foregoing, this Amendment shall become effective.

SECTION 4.  Miscellaneous.

4.1.  This Amendment shall be construed in connection with and as part of the Amended and Restated Note Purchase Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Amended and Restated Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect.

4.2.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Amended and Restated Note Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

4.3.      The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.4.      This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

[Remainder of page intentionally left blank.]

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4.5.  The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Ruby Tuesday, Inc.

By: /s/ Marguerite N. Duffy
Its Senior Vice President

Signature page to First Amendment to
Amended and Restated Note Purchase Agreement

Accepted and Agreed to:

The Prudential Insurance Company of America

  By: /s/ Jason Boe
Vice President

Prudential Retirement Insurance and Annuity Company

                    By:         Prudential Investment Management, Inc.
as Investment Manager

         By: /s/ Jason Boe
      Vice President

Pruco Life Insurance Company

  By: /s/ Jason Boe
Assistant Vice President

Gibraltar Life Insurance Co., Ltd.

By: Prudential Investment Management (Japan), Inc., as Investment Manager

By: Prudential Investment Management, Inc., as Sub-Adviser

By: /s/ Jason Boe
       Vice President

Signature page to First Amendment to
Amended and Restated Note Purchase Agreement

Accepted and Agreed to:

Zurich American Insurance Company

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as its General Partner)

By /s/ Jason Boe
Vice President

Signature page to First Amendment to
Amended and Restated Note Purchase Agreement

Accepted and Agreed to:

Nationwide Life Insurance Company
Nationwide Life Insurance Company of America
Nationwide Life and Annuity Insurance Company
Nationwide Mutual Fire Insurance Company

  By /s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

Signature page to First Amendment to
Amended and Restated Note Purchase Agreement

Accepted and Agreed to:

Modern Woodmen of America

  By /s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Portfolio Mgr.- Private Placements

Signature page to First Amendment to
Amended and Restated Note Purchase Agreement

Accepted and Agreed to:

Assurity Life Insurance Company

  By /s/ Victor Weber
Name: Victor Weber
Title: Senior Director- Investments

Signature page to First Amendment to
Amended and Restated Note Purchase Agreement

Accepted and Agreed to:

Merrill Lynch, Pierce, Fenner & Smith Inc.

  By /s/ Erik S. Grossman
Name: Erik S. Grossman
Title: Vice President

Signature page to First Amendment to
Amended and Restated Note Purchase Agreement

Reaffirmation of Guaranty Agreement

The undersigned Guarantors hereby acknowledge and agree to the foregoing Amendment to Amended and Restated Note Purchase Agreement and reaffirm the Amended and Restated Subsidiary Guaranty Agreement dated as of May 21, 2008 given in favor of each Noteholder and their respective successors and assigns.

RTBD, Inc.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: President

Ruby Tuesday, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT Finance, Inc.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

Ruby Tuesday GC Cards, Inc.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

Reaffirmation of Guaranty re: First Amendment to
Amended and Restated Note Purchase Agreement

RT Tampa Franchise, LP

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT Orlando Franchise, LP

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT South Florida Franchise, LP

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT New York Franchise, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT Southwest Franchise, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

Reaffirmation of Guaranty re: First Amendment to
Amended and Restated Note Purchase Agreement

RT Michiana Franchise, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT Franchise Acquisition, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT Kentucky Restaurant Holdings, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT Florida Equity, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RTGC, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

Reaffirmation of Guaranty re: First Amendment to
Amended and Restated Note Purchase Agreement

RT West Palm Beach Franchise, LP

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT Michigan Franchise, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT Detroit Franchise, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

Reaffirmation of Guaranty re: First Amendment to
Amended and Restated Note Purchase Agreement